UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2013

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	333-177567	EIN 98-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7730 E Greenway Road Ste. 203
Scottsdale, AZ 85260
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 480-272-7290

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Item 5.02 of this current report on Form 8-K is responsive to this item.

Item 3.02     Unregistered Sales of Equity Securities.

Effective August 14, 2013, we issued 250,000 shares of our common stock to one consultant in consideration for services rendered by the consultant to our company. The consultant is a U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and in issuing securities to the consultant we relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act of 1933.

Effective October 8, 2013, we issued an aggregate of 1,250,000 shares of our common stock to three investors in a non-brokered private placement, at a purchase price of $0.40 per share for gross proceeds of $500,000. In addition, we issued 1,250,000 units to a finder in connection with this private placement. Each unit consisted of one share purchase warrant entitling the holder to purchase, for a period of two years from issuance, one share of our common stock at an exercise price of $0.50 per share and one-half of one share purchase warrant, with each whole share purchase warrant entitling the holder to purchase, for a period of two years from issuance, one share of our common stock at an exercise price of $0.60 per share. These investors and finder were not U.S. Persons (as that term is defined in Regulation S of the Securities Act of 1933) and all of these investors and finder acquired the securities in transactions outside of the United States. In issuing these securities to these investors and finder, we relied on the registration exemption provided for in Regulation S and/or Section 4(a)(2) of the Securities Act of 1933.

Effective October 10, 2013, we issued 200,000 shares of our common stock to one consultant in consideration for services rendered by the consultant to our company. The consultant is a U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and in issuing securities to the consultant we relied on the exemption from the registration requirements of the Securities Act of 1933 provided in Section 4(a)(2) of the Securities Act of 1933.

Item 5.02 of this current report on Form 8-K is also responsive to this item.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 7, 2013, our board of directors adopted and approved the 2013 Equity Incentive Plan. The plan was approved by a majority of our stockholders on October 7, 2013. The purpose of the plan is to (a) enable our company and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our company’s long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of our company; and (c) promote the success of our company’s business. A total of 20,000,000 shares of our common stock are available for the grant of awards under the plan and awards that may be granted under the plan includes incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards and performance compensation awards.

For the full text of the plan, please see Exhibit 10.1 to this current report on Form 8-K.

Effective October 8, 2013, we issued a total of 20,000,000 shares of non-convertible Series A Preferred Stock to Steven A. Nickolas and Richard A. Wright (10,000,000 shares to each), our directors and executive officers, in consideration for the past services, at a deemed value of $0.001 per share. We issued these shares to two U.S. Persons (as that term is defined in Regulation S of the Securities Act of 1933) and in issuing securities we relied on the registration exemption provided for in Section 4(a)(2) of the Securities Act of 1933.

Effective October 9, 2013, we granted a total of 6,000,000 stock options Steven A. Nickolas and Richard A. Wright (3,000,000 stock options to each). The stock options are exercisable at the exercise price of $0.605 per share for a period of ten years from the date of grant. The stock options vest as follows: (i) 1,000,000 upon the date of grant; and (ii) 500,000 per quarter until fully vested. We granted the stock options to two U.S. Persons (as that term is defined in Regulation S of the Securities Act of 1933) and in issuing securities we relied on the registration exemption provided for in Section 4(a)(2) of the Securities Act of 1933.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2013, we amended our articles of incorporation to create 100,000,000 shares of preferred stock by filing a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada. The preferred stock may be divided into and issued in series, with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by our board of directors. As a result, the aggregate number of shares that we have the authority to issue is 1,225,000,000, of which 1,125,000,000 shares are common stock, with a par value of $0.001 per share, and 100,000,000 shares are preferred stock, with a par value of $0.001 per share.

On October 8, 2013, we designated 20,000,000 shares of the authorized and unissued preferred stock of our company as “Series A Preferred Stock” by filing a Certificate of Designation with the Secretary of State of the State of Nevada. The Series A Preferred Stock has 10 votes per share and is not convertible into shares of our common stock.

For the full text of the Certificate of Amendment and the Certificate of Designation, please see Exhibits 3.1 and 3.2, respectively, to this current report on Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

Pursuant to written consents dated October 7, 2013, stockholders of our company approved the following:

(a)

an amendment to the articles of incorporation of our company to authorize 100,000,000 shares of preferred stock of our company with a par value of $0.001 per share, which may be divided into and issued in series, with such designations, rights, qualifications, preferences, limitations and terms as fixed and determined by our board of directors; and

(b)

a 2013 Equity Incentive Plan, pursuant to which a total of 20,000,000 shares of our common stock are available for the grant of awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards and performance compensation awards.

We received written consents from stockholders holding an aggregate of 43,000,000 shares, representing approximately 54% of the outstanding shares of our common stock as of the record date (October 7, 2013). There were no written consents received representing a vote against, abstention or broker non-vote with respect to either proposal.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment

3.2	Certificate of Designation

10.1	2013 Equity Incentive Plan

10.2	Stock Option Agreement dated October 9, 2013 with Steven P. Nickolas

10.3	Stock Option Agreement dated October 9, 2013 with Richard A. Wright

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
Vice-President, Secretary, Treasurer and Director
October 11, 2013